EXHIBIT 10-AX

            CONSULTING AND RESIGNATION AGREEMENT

THIS CONSULTING AGREEMENT (the "Agreement") is made to be effective as of the 13th day of August, 1999, by and between William R. Schonsheck ("Consultant") and Quality
Dining, Inc., an Indiana corporation ("Company").

                          Recitals
                         ----------

1.    Consultant has  been employed  by  the
Company pursuant to an Employment Agreement dated as of August 14, 1995 (the "Employment Agreement") the term of which expires on the effective date hereof.



2. Consultant desires to resign his employment with the Company upon the effective date of this Agreement.

3.    Consultant is also a party to a  NonCompetition
Agreement  with  the  Company dated  as  of  August   14,
1995 ("NonCompetition Agreement") the term of which expires on the date hereof.

4. Consultant is, and will continue to be, knowledgeable concerning the Company's business and through years of experience has gained valuable knowledge and expertise in the Burger King restaurant business.


5. The Company desires to retain Consultant as a consultant and Consultant desires to be so retained, upon the terms and conditions set forth in this Agreement.

Agreement
---------

NOW,  THEREFORE, in consideration of the foregoing  and the

mutual  undertakings contained herein,  the  parties  hereto agree as follows:





SECTION 1
---------

Term

Section   1.1.   Term.   The  term ("Term")  of
this Agreement shall commence on August 13, 1999, and shall continue through August 12, 2001.


SECTION 2
---------

Resignation

Section 2.1.  Resignation.
Consultant hereby resigns his employment with the Company effective as of the effective date hereof.

Section  2.2  Stock Options.
Consultant acknowledges that any and all stock options to acquire shares of the Company's common stock are "underwater" and hereby agrees that all such options shall be terminated as of the effective date hereof.


SECTION 3
---------
Consulting Services

Section  3.1.  Creation of the Relationship.
Upon the terms of this Agreement, and in recognition of Consultant's extensive experience and expertise, the Company hereby agrees to retain Consultant, and Consultant hereby agrees to be retained by the Company, during the Term of this Agreement and on the terms and conditions set forth herein, in the capacity of a consultant to the Company.



Section  3.2.  Duties of Consultant.
During the Term hereof, Consultant agrees to render service to the Company as a consultant from time to time as may be reasonably requested by the Company, including but not limited to, advising the Company with respect to (i) the operations, marketing and development of the Company's
Burger King business, (ii) assisting the Company in evaluating any potential Burger King acquisitions and (iii) such other matters as may reasonably be requested by the Company. There shall not be a prescribed minimum or maximum number of hours to be devoted by Consultant in fulfillment of Consultant's duties hereunder. Consultant may provide services to the Company under this Agreement from Consultant's home or business location by telephone or in such other manner as is acceptable to Consultant and the Company. The relationship of Consultant to the Company hereunder shall be that of independent contractor and not as employee.


SECTION 4
---------

Compensation

Section   4.1. Compensation. Consultant  shall  be entitled
to a consulting fee of $100,000 per year during the Term of
this   Agreement,  payable  in arrears  in  equal   monthly
installments of $8,333.34 on the 15th day of each month commencing September 15, 1999, with the last installment due on August 12, 2001. In the event of Consultant's death during the Term of this Agreement, Consultant shall be entitled only to the compensation provided for herein through the date of his death.


SECTION 5
---------
Non-Competition Provisions

Section 5.1.    Covenant   Not-to-Compete.
Until August 13, 2002, except as may be for the benefit of the Company or as the Company may otherwise consent in writing,
Consultant shall  not, directly or indirectly, own, manage,
operate, control or otherwise engage or participate in the
ownership, management, operation   or control  of  (as
principal,  agent, proprietor, partner,   member,
shareholder, director,  trustee,   officer, administrator,
employee, consultant, independent contractor, or otherwise), any business or entity which as one of its business activities competes, directly or indirectly, with the Company within any city, town, or metropolitan area in which the Company, during such period, owns or operates a restaurant or has the right to own or operate a restaurant. Notwithstanding anything to the contrary in this Agreement, the Consultant may directly or indirectly, (a) continue to engage in the ownership and operation of two Burger
King restaurants (store #7900 and store #8732), (b) own securities of the Company, and (c) own securities of any person or entity which securities are publicly traded on a national or regional stock exchange or on an over-the-counter market as long as Consultant does not own 5% or more of any class of securities of any such person or entity.

Section   5.2.   Trade Secrets.
For  purposes  of  this Agreement,  the term  "Trade
Secret"  includes  not  only that confidential  or
proprietary information  defined  as  a  "Trade Secret"
under  the  Indiana  Trade Secrets  Act, I.C.  24-2-3-1 et
seq.  (the "Act"), but also that information which
possesses independent  economic benefit to the Company (including without limitation customer lists) and, from not being generally known by other persons who can obtain economic benefit from its disclosure or use. Consultant covenants that Consultant will, at all times, conform  Consultant's conduct to the requirements of the
Act  and will not  misappropriate (e.g., use or  disclose
to  any  third party)  any  Trade Secret of the Company.
Consultant recognizes that the penalties for a Trade Secret violation may include disgorgement of profits, payment of royalties, compensatory damages,  punitive  damages,  and
attorney's fees. Consultant understands that (a) Consultant may ask the Company to render an opinion as to whether the Company considers certain knowledge  to be  a Trade Secret, if such a
question should arise, and (b) upon termination  of this
Agreement for any reason,  Consultant will continue   to
be  prohibited  from any  time  thereafter   from
misappropriating any Trade Secret of the Company.

Section 5.3.  Confidentiality.
During the Term of this Agreement, Consultant shall keep confidential all Trade Secrets of the Company; maintain in trust, as the Company's property, all information concerning the Company's business; and return to the Company, all documents that belong to the Company and any and all copies thereof in Consultant's possession or under Consultant's control when this Agreement terminates, or at any time upon request by the Company.

Section 5.4. Covenant Not to Raid Employees.
Until August 13, 2002, Consultant shall not, directly or indirectly, employ, engage for personal service or favor (whether or not compensated), solicit for employment or advise or recommend to any other person that such person employ, or solicit for employment, any individual now or hereafter employed by the Company, or any affiliate of the Company; nor induce or entice any such employee to leave his or her employment; nor adversely interfere with past, present or prospective relationships between the Company and any of their clients, customers, suppliers, dealers, employees, agents or other persons or entities with which any of such companies deals. Notwithstanding anything to the contrary in this Agreement, the restrictions set forth in this Section 5.4 above will not apply with regard to any individual (a) who has been terminated by the Company or any such affiliate, or
(b) beginning six months after such individual ceases or terminates his relationship (for any reason) with the Company or any such affiliate.

Section   5.5.  Separate Covenants.
The parties hereto acknowledge and agree that the covenants contained herein shall be construed as a series of separate covenants. In the event that any of the covenants as to a geographical area shall be held invalid or unenforceable, then the remaining provisions and covenants thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein to the extent necessary to permit the remaining separate provisions and covenants to be enforced. Additionally, if such geographical area, class of protected clients or any time period referenced herein shall be declared by a court of competent jurisdiction to exceed the maximum area, class of clients or time period such court deems reasonable and enforceable, such area of restriction or time period shall be deemed to become and thereafter be the maximum area or time period which such court deems reasonable and enforceable.

Section  5.6.   Remedies.
Consultant acknowledges and agrees that the Company would suffer irreparable harm as a result of any breach of the covenants contained herein and, therefore, agrees that, in the event of any actual or threatened breach of any such covenant, in addition to any other right or remedy which the Company may have (including monetary damages), the Company shall be entitled to specific enforcement through injunctive or other equitable relief obtained from a court with appropriate equity jurisdiction.

SECTION 6
---------

Company Stock


Section 6.1.  Restrictions on Transfer; Right of  First Refusal.

(a) Consultant owns an aggregate of 349,234 shares of the Company's common stock ("Company Stock") as of the date of this Agreement. Consultant agrees that, without the prior written consent of the Company, he will not, during the Term of this Agreement, transfer, pledge, grant a security interest in or otherwise encumber any shares of Company Stock now or hereafter owned by him.


(b)  Consultant hereby agrees that, should he wish to  sell
any  Company Stock during the  term  of  this Agreement,
he  will give the  Company  prior  written notice of
the number of shares of Company Common Stock he  wishes to
sell.  Within 60 days after the  date  of such  notice, the
Company (or its designee) shall  have the right  to
acquire from Consultant the number  of shares  specified in
such notice at a per  share  price equal  to  the average
of the closing prices of the Company Stock on the Nasdaq National Market System on the five trading days commencing on the date of Consultant's notice to the Company. The Company (or its designee)  shall  exercise  this  right of  first refusal
by written notice to the Consultant and closing of  the
purchase shall take place within five business days after
the date of the notice of exercise  by the Company  (or its
designee).  Payment for the shares  of Company  Stock
shall be made in immediately  available funds at the
closing.  If the Company (or its designee) does  not
exercise  its  right  of  first refusal  to purchase the
shares of Company Stock specified  in  the Consultant's
notice to the Company within 60 days after the
date   of  such  notice,  the  Consultant shall thereafter
have the right to sell such specified shares of  Company
Common Stock for a period of 120 days after the  date  of
such  notice to  the  Company.If  the Consultant  does not
sell the specified shares  within such  period, such shares
of Company Common Stock shall again   be subject  to  the
right  of  first  refusal described in this Section 6.1.

Section 6.2. Covenant Regarding Joining Group.

The Consultant hereby covenants that, during the term of this Agreement and for one (1) year following the expiration of this Agreement, he will not, directly or indirectly, join with any other individual, entity or group
(within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, for the purpose of acquiring, holding or disposing of any shares of Company Stock, soliciting any proxies for any meetings of the holders of Company Stock, or otherwise attempting to influence in any manner how any holder of Company Stock votes on any matters presented to such holders.


SECTION 7
---------
Miscellaneous

Section  7.1.  Termination and Release.
The Consultant and the Company acknowledge and agree that the Employment Agreement is hereby terminated and each hereby releases the other from any claims each may have under those agreements except that the Company shall pay to the Consultant, the sum of $49,783.65 representing the bonus to which Consultant is entitled in respect of his employment during the Company's 1999 fiscal year though the date of termination of his employment. Such amount shall be paid to Consultant at the time of and in accordance with the Company's usual practice for paying bonuses.

Section   7.2.    Benefit   and   Burden.
Consultant acknowledges that the covenants of Consultant are unique and personal; accordingly, Consultant may not assign any of Consultant's rights or delegate any of Consultant's duties or obligations under this Agreement.
The rights and obligations of the Company under this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the Company. The rights and obligations of Consultant under this Agreement shall inure to the benefit of and be binding upon the heirs, legal representatives, successors and permitted
assigns   of Consultant.


Section 7.3.  Nature of Relationship.

The relationship of  Consultant  to  the Company hereunder
shall  be  that  of  an independent  contractor, and not as
an employee,  a  partner  or joint  venturer of the Company
for any purpose.  Consultant shall not  have  any right to
make contracts or commitments for  or  on behalf   of  the
Company,  or  to  act  in  any  manner   as a
representative of the Company.

Section  7.4.   Notices.

Any  notices  to  be   given hereunder shall be deemed
sufficiently given when in writing and when (a) actually served on the party to be notified, or (b) deposited in a receptacle of the United States mail, certified or registered, postage prepaid, addressed appropriately as follows:

If to Company at:  Daniel B. Fitzpatrick
                   Quality Dining,Inc.
                   4220 Edison Lakes Parkway
                   Mishawaka, IN 46545



If to Consultant at: William R. Schonsheck
                     9024 Thornbury Lane
                     Las Vegas, NV 89134

Such addresses may be changed by any party by written advice given pursuant to this Section.

Section 7.5.  Applicable Law.
This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

Section 7.6.  No Waiver.
No failure on the part of any party at any time to require the performance by any other party of any term of this Agreement shall be taken or held to be a waiver of such term or in any way affect such parties' right to enforce such term, and no waiver on the part of any party of any term of this Agreement shall be deemed a continuing waiver or a waiver of any other term hereof or the breach thereof.

Section 7.7.  Modifications.
This Agreement may not be amended, modified, or supplemented without the written agreement of the parties at the time of such amendment, modification, or supplement.

Section 7.8.  Captions.
The captions in this Agreement are for convenience and identification purposes only, are not an integral part of this Agreement, and are not to be considered in the interpretation of any part hereof.

Section 7.9.  Attorneys' Fees.
In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party or parties to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses, and reasonable attorneys' fees incurred by the successful party or parties (including without limitation, costs, expenses, and fees on any appeals), and if the successful party or parties recovers judgment in any such action or proceeding, such costs, expenses, or attorneys' fees shall be included as part of the judgment.

Section   7.10.    Severability.
The invalidity or unenforceability of any particular provision, or part thereof, of this Agreement shall not affect the other provisions, and this Agreement shall continue in all respects as if such invalid or unenforceable provision had not been contained herein.
If any provision of this Agreement is in conflict with any applicable statute, rule, or other law, it shall be deemed, if possible, to be modified or altered to conform thereto or, if not possible, to be omitted herefrom.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

QUALITY DINING, INC.

By:___/s/__________________________
Daniel     B. Fitzpatrick, President
______/s/__________________________
William R. Schonsheck